                                                                    EXHIBIT 99.1
                        MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-1

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the trust formed in March 2001, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated March 16, 2001 and the additional contracts transferred to the trust on the closing date. There will be no more contracts transferred to the trust after March 29, 2001. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated March 16, 2001.

                 Geographical Distribution of Contract Obligors

                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
                            Contracts as of    as of Cut-     Principal Balance
State                        Cut-off Date       off Date      as of Cut-off Date
-----                       --------------- ----------------- ------------------
Alabama....................      1,078       $ 32,680,314.11          5.45%
Alaska.....................          1            174,800.52          0.03
Arizona....................        498         21,392,149.59          3.57
Arkansas...................        335         11,305,817.62          1.88
California.................        595         24,297,643.28          4.05
Colorado...................        311         14,435,214.24          2.41
Connecticut................          7            226,117.13          0.04
Delaware...................         81          2,877,178.44          0.48
Florida....................        951         40,341,389.47          6.72
Georgia....................      1,031         37,888,044.57          6.31
Idaho......................         34          1,506,512.45          0.25
Illinois...................        163          5,076,242.15          0.85
Indiana....................        359         13,572,264.73          2.26
Iowa.......................         93          2,701,766.74          0.45
Kansas.....................        197          6,621,291.73          1.10
Kentucky...................        324         10,920,542.82          1.82
Louisiana..................        263          8,100,068.81          1.35
Maine......................        124          4,633,996.34          0.77
Maryland...................         80          1,943,011.86          0.32
Massachusetts..............          4             73,455.62          0.01
Michigan...................      1,092         48,333,490.30          8.06
Minnesota..................        168          4,950,518.83          0.83
Mississippi................        454         11,501,983.59          1.92
Missouri...................        356         10,088,885.09          1.68
Montana....................         50          1,626,557.64          0.27
Nebraska...................         47          1,718,267.05          0.29
Nevada.....................        140          4,353,884.16          0.73
New Hampshire..............         78          4,731,776.48          0.79
New Jersey.................          7            264,501.03          0.04
New Mexico.................        505         17,019,317.45          2.84
New York...................        249          8,209,811.43          1.37
North Carolina.............      1,239         39,888,076.89          6.65
North Dakota...............         21            598,820.51          0.10
Ohio.......................        379         14,338,280.12          2.39
Oklahoma...................        348         12,038,525.37          2.01
Oregon.....................        190         10,894,332.11          1.82
Pennsylvania...............        279         10,888,656.72          1.81
Rhode Island...............          5            248,198.73          0.04
South Carolina.............        976         33,198,633.54          5.53
South Dakota...............         43          1,530,588.89          0.26
Tennessee..................        445         14,262,708.60          2.38
Texas......................      1,511         62,233,481.69         10.37
Utah.......................         50          2,051,279.68          0.34
Vermont....................         32          1,879,839.27          0.31
Virginia...................        351          8,671,142.47          1.45
Washington.................        320         24,358,238.02          4.06
West Virginia..............        204          5,346,411.49          0.89
Wisconsin..................         78          1,861,221.08          0.31
Wyoming....................         56          2,143,329.21          0.36
                                ------       ---------------        ------
  Total....................     16,202       $599,998,579.66        100.00%
                                ======       ===============        ======

                        Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
1984.....................        29     $    314,466.23            0.05%
1985.....................        55          646,337.28            0.11
1986.....................         2           11,559.83               *
1987.....................         3           11,569.02               *
1988.....................         6           41,613.87            0.01
1989.....................       974       10,913,284.79            1.82
1990.....................       912        9,963,368.97            1.66
1991.....................       902       11,091,160.24            1.85
1992.....................         1            6,808.18               *
1993.....................         1           14,802.32               *
1996.....................         1            4,763.07               *
1997.....................         1           92,983.49            0.02
1998.....................         5          293,489.03            0.05
1999.....................        19        1,742,794.40            0.29
2000.....................     5,193      270,254,182.76           45.04
2001.....................     8,098      294,595,396.18           49.10
                             ------     ---------------          ------
   Total.................    16,202     $599,998,579.66          100.00%
                             ======     ===============          ======
--------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the contracts as of the cut-off date.

                    Distribution of Original Contract Amounts

                             Number of       Aggregate      % of Contract Pool by
                             Contracts   Principal Balance  Outstanding Principal
 Original Contract             as of        Outstanding         Balance as of
Amount (in Dollars)          Cut-off Date as of Cut-off Date     Cut-off Date
-------------------          ------------ ------------------ ---------------------
Less than $10,000.01.....       195        1,409,607.21            0.23
Between $10,000.01 and
 $20,000.00..............     3,151     $ 35,406,494.59            5.90%
Between $20,000.01 and
 $30,000.00..............     4,106       94,114,952.28           15.69
Between $30,000.01 and
 $40,000.00..............     2,949       98,306,451.98           16.38
Between $40,000.01 and
 $50,000.00..............     1,959       86,557,868.52           14.43
Between $50,000.01 and
 $60,000.00..............     1,410       76,944,385.31           12.82
Between $60,000.01 and
 $70,000.00..............       827       53,240,559.07            8.87
Between $70,000.01 and
 $80,000.00..............       501       37,490,094.38            6.25
Between $80,000.01 and
 $90,000.00..............       331       27,899,480.04            4.65
Between $90,000.01 and
 $100,000.00.............       231       21,771,616.25            3.63
Between $100,000.01 and
 $110,000.00.............       159       16,657,840.38            2.78
Between $110,000.01 and
 $120,000.00.............       138       15,793,135.17            2.63
Between $120,000.01 and
 $130,000.00.............        89       11,098,388.90            1.85
Between $130,000.01 and
 $140,000.00.............        56        7,512,899.85            1.25
Between $140,000.01 and
 $150,000.00.............        43        6,185,947.72            1.03
Between $150,000.01 and
 $160,000.00.............        20        3,074,035.54            0.51
Between $160,000.01 and
 $170,000.00.............        16        2,632,465.21            0.44
Between $170,000.01 and
 $180,000.00.............        10        1,737,146.13            0.29
Between $180,000.01 and
 $190,000.00.............         3          560,194.35            0.09
Between $190,000.01 and
 $200,000.00.............         5          970,857.94            0.16
Between $200,000.01 and
 $210,000.00.............         1          202,500.00            0.03
Between $210,000.01 and
 $220,000.00.............         1          209,747.59            0.03
Between $220,000.01 and
 $230,000.00.............         1          221,911.25            0.04
                             ------     ---------------          ------
   Total.................    16,202     $599,998,579.66          100.00%
                             ======     ===============          ======

           Distribution of Original Loan-to-Value Ratios of Contracts

    The method of calculating loan-to-value ratios is described in the prospectus.

                                             Aggregate Principal   % of Contract Pool by
                         Number of Contracts Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------- ------------------- --------------------------
 0.00% to  5.00%........            3          $    113,670.75               0.02%
 5.01% to 10.00%........            3               187,734.85               0.03
10.01% to 15.00%........            3                54,771.49               0.01
15.01% to 20.00%........            9               246,046.95               0.04
20.01% to 25.00%........           13               345,983.17               0.06
25.01% to 30.00%........           25               653,750.16               0.11
30.01% to 35.00%........           37             1,152,169.23               0.19
35.01% to 40.00%........           36             1,326,514.96               0.22
40.01% to 45.00%........           78             2,458,708.15               0.41
45.01% to 50.00%........           77             2,337,066.48               0.39
50.01% to 55.00%........          123             4,061,899.67               0.68
55.01% to 60.00%........          158             5,705,420.63               0.95
60.01% to 65.00%........          203             7,370,168.97               1.23
65.01% to 70.00%........          321            12,087,921.85               2.01
70.01% to 75.00%........          461            17,848,355.27               2.97
75.01% to 80.00%........        1,385            50,180,071.71               8.36
80.01% to 85.00%........        1,188            41,428,888.77               6.90
85.01% to 90.00%........        6,590           219,047,791.94              36.51
90.01% to 95.00%........        4,945           208,500,057.71              34.75
Greater than 95.00%.....          544            24,891,586.95               4.15
                               ------          ---------------             ------
   Total................       16,202          $599,998,579.66             100.00%
                               ======          ===============             ======

                                  Contract Rates

                                             Aggregate Principal   % of Contract Pool by
Range of Contracts by    Number of Contracts Balance Outstanding   Outstanding Principal
Contract Rate            as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
---------------------    ------------------- ------------------- --------------------------
6.000% to 6.999%........            2          $    140,259.98               0.02%
7.000% to 7.999%........           27             2,724,550.02               0.45
8.000% to 8.999%........          377            34,610,780.76               5.77
9.000% to 9.999%........        1,333            88,946,767.35              14.82
10.000% to 10.999%......          654            44,527,215.18               7.42
11.000% to 11.999%......        1,695            88,421,068.95              14.74
12.000% to 12.999%......        1,432            66,734,544.91              11.12
13.000% to 13.999%......        3,308            81,719,379.78              13.62
14.000% to 14.999%......        2,531            58,304,264.40               9.72
15.000% to 15.999%......        1,132            33,187,877.27               5.53
16.000% to 16.999%......        1,198            36,072,434.57               6.01
17.000% to 17.999%......        1,560            42,880,579.90               7.15
18.000% to 18.999%......          879            20,587,420.53               3.43
19.000% to 19.999%......           51               767,018.42               0.13
20.000% to 20.999%......           14               210,552.94               0.04
21.000% to 21.999%......            8               143,816.70               0.02
22.000% to 22.999%......            1                20,048.00                  *
                               ------          ---------------             ------
   Total................       16,202          $599,998,579.66             100.00%
                               ======          ===============             ======

-------------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the contracts as of the cut-off date.


                    Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
Months Remaining         Number of Contracts Balance Outstanding   Outstanding Principal
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------- ------------------- --------------------------
Less than 31............          392          $  1,277,699.36               0.21%
31 to 60................        1,420            13,037,942.52               2.17
61 to 90................          695             8,097,116.40               1.35
91 to 120...............        1,020            18,702,916.80               3.12
121 to 150..............          292             6,435,958.79               1.07
151 to 180..............        1,211            27,252,084.66               4.54
181 to 210..............            4               120,974.44               0.02
211 to 240..............        2,086            60,473,582.07              10.08
271 to 300..............        1,347            42,793,632.45               7.13
301 to 330..............            1                30,576.00               0.01
331 to 360..............        7,734           421,776,096.17              70.30
                               ------          ---------------             ------
   Total................       16,202          $599,998,579.66             100.00%
                               ======          ===============             ======